Exhibit 10.2
To: Jago China Holding Limited
Jiefang Road, Xinxing Commercial Plaza Room 4712-15
Shenzhen, Guangdong
P.R. China

1. The undersigned hereby subscribes for 499,000 shares of common stock, par value $0.001 (the “Shares”), of Jago China Holding Limited, a Nevada corporation (the “Company”) for a total subscription price of $499 (the “Subscription Price”).

2. The Shares for which the undersigned hereby subscribes are being offered for sale pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”) and, in particular, Regulation S promulgated thereunder, are being acquired by the undersigned for investment only, for the undersigned’s own account, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act. The Shares are not being purchased for subdivision or fractionalization thereof; the undersigned has no contract, undertaking, agreement or arrangement with any person or entity to sell, hypothecate, pledge, donate or otherwise transfer (with or without consideration) to any such person or entity any Shares for which the undersigned hereby subscribes, and the undersigned has no present plans or intention to enter into any such contract, undertaking, agreement or arrangement.

3. It is understood that the Shares have been duly and validly authorized for issuance by the Company, and when issued pursuant to the terms of this subscription agreement, will be validly issued, fully paid and non-assessable, not subject to any preemptive or similar rights, free from all taxes, Liens, charges and security interests with respect to the issuance thereof and free of restrictions on transfer other than as expressly contemplated herein.

4. At the time the undersigned was offered the Shares, the undersigned was not, and at the date hereof it is not, a “U.S. Person” (as defined in Rule 902 of Regulation S under the Securities Act), it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Shares in any country or jurisdiction where action for that purpose is required and it is not acquiring the Shares for the account or benefit of any U.S. persons, except in accordance with one or more available exemptions from the registration requirements of the Securities Act or in a transaction not subject thereto.

5. No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the Securities Act) has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the undersigned or any of its representatives in connection with the offer and sale of the Shares. Neither the undersigned, nor any of its affiliates, nor any person or entity acting on their behalf, has engaged or will engage in any activity that reasonably could be expected to have the effect of conditioning the markets in the United States for the Shares. To the best knowledge of the undersigned, this subscription agreement and the transaction contemplated herein are not part of a plan or scheme to evade the registration provisions of the Securities Act.  The undersigned agrees that all offers and sales of the Shares shall be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act.

6. The undersigned understands (i) that he, she or it will not be able to transfer the Shares without delivering an opinion of counsel satisfactory to the Company that the Shares have been registered or that the transfer falls within an exemption from such registration, and (ii) each certificate representing (A) the Shares and (B) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH AN EXEMPTION THEREFROM AND THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

7. It is understood that this subscription is not binding upon the Company until the Company accepts it, and that the Company has the right to accept or reject this subscription in whole or in part in its sole and complete discretion in which case it shall return to the undersigned the payment without interest.  If this subscription is not rejected by the Company within 3 calendar days of the payment of the Subscription Price, this subscription is deemed to have been accepted and binding upon the Company.

Very truly yours,

/s/ Juan Tao
Juan Tao

Acknowledged by:

Jago China Holding Limited

By:	/s/ Yin Yin Shao
Yin Yin Shao
President

Date:  April 5, 2010